Exhibit 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14(a) OR 15(d)-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Vikas Mehta, certify that:
1.    I have reviewed this annual report on Form 10-K/A of Anaplan, Inc.; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 27, 2022	By:	/s/ Vikas Mehta
Vikas Mehta Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)